                                                                 EXHIBIT 10.41.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Second Amendment") is dated as of December 21, 2001 (the "Effective Date") among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                    RECITALS

            A. HCRI, HCRI-NC, HCRI-TN and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease") as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment") (the Master Lease together with the First Amendment hereinafter referred to as "Lease").

            B. On July 19, 2001, the Limited Warranty Deed transferring the real property located in Porter County, Indiana, commonly known as Alterra Clare Bridge Cottage of Valparaiso and Alterra Sterling House of Valparaiso, from HCRI to HCRI-IN was filed of record.

            C. Landlord and Tenant desire to amend the Lease to include three additional Facilities located in Hamilton Township, New Jersey; Fayetteville (a/k/a Manlius), New York; and Middleton, Wisconsin (the "Second Amendment Facilities") and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Capitalized Terms. Any capitalized terms not defined in this Second Amendment shall have the meaning set forth in the Lease.

            2. Definitions. Section 1.4 of the Lease is hereby amended to add or amend the following definitions:

               "Affiliate" also means each Guarantor or Subtenant.

               "Annual Financial Statements" means [i] for Tenant and Subtenant, an audited balance sheet, statement of income, and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis; and [ii] for each Facility, an unaudited Facility Financial Statement for the most recent fiscal year.

               "Guarantor" means Subtenant.

               "HCRI-IN" means HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana.

               "HCRI-WI" means HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Wisconsin.

               "Indiana Facility" means each Facility located in the State of Indiana.

               "Landlord" means HCRI, HCRI-IN, HCRI-NC, HCRI-TN, HCRI-TX and HCRI-WI, individually and collectively.

               "Manlius Earnout Amount" means $500,000.00.

               "Periodic Financial Statements" means [i] for Tenant and Subtenant, the unaudited balance sheet and statement of income of Tenant and Subtenant for the most recent quarter; and [ii] for the Facility, the unaudited Facility Financial Statement for the most recent month.

               "Receivables" means [i] all of Tenant's or Subtenant's rights to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's or Subtenant's rights to receive payment for providing resident care services at the Facility. References in this Lease to the "Receivables" shall mean all Receivables unless expressly stated otherwise.

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

               "Related Rights" means all easements, rights (including bed operating rights) and appurtenances relating to the Land and Improvements, and only with respect to the Facility located in Fayetteville, New York, a certain Lease dated as of September 30, 1997 between Manlius Highbridge Street, LLC and Manlius Partners, as amended and assigned from time to time.

               "Subtenant" means Manlius Clare Bridge Operator, Inc., a New York corporation. Each Subtenant will be the licensed operator of its respective Facility as shown on Exhibit C. References in this Lease to Subtenant shall relate to such Subtenant's Facility unless expressly stated otherwise.

               "Wisconsin Facility" means each Facility located in the State of Wisconsin.

            3. Lease Advance. The definition of Lease Advance in Section 1.4 of the Lease is hereby amended in its entirety as follows:

               "Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of $12,750,000.00 pursuant to the First Amendment; [iii] the advance (if any) of the Earnout Amount made pursuant to Section 2.8; [iv] the Lease Advance by Landlord to Tenant of $13,708,200.00 of even date herewith; [v] the advance (if any) of the Manlius Earnout Amount made pursuant to Section 2.9; and [vi] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

            4. Lease Rate. The definition of Lease Rate in Section 1.4 of the Lease is hereby amended in its entirety as follows:

               Notwithstanding anything to the contrary set forth in this definition of Lease Rate, commencing on the Effective Date of this Second Amendment, the Lease Rate is 10.72% to be increased as set forth in the Lease.

            5. Landlord As Agent. Section 1.5 of the Lease is hereby amended in its entirety as follows:

               1.5 Landlord As Agent. With respect to each Indiana Facility, Wisconsin Facility, North Carolina Facility, Tennessee Facility and Texas Facility, each of HCRI-IN, HCRI-WI, HCRI-NC, HCRI-TN and HCRI-TX, respectively, appoints HCRI as its agent and lawful attorney-in-fact to act for it for all purposes and actions of Landlord under this Lease. All notices, consents, waivers and all other documents and instruments executed by HCRI pursuant to this Lease from time to time and all other actions of HCRI as Landlord under this Lease shall be binding upon HCRI-IN, HCRI-WI, HCRI-NC, HCRI-TN and HCRI-TX, as applicable. All Rent payable under this Lease shall be paid to HCRI.

            6. Place of Payment of Rent. Section 2.4 of the Lease is hereby amended by adding the following sentence at the end of Section 2.4:

               "As of the Effective Date hereof, Tenant shall make all payments of Rent to Landlord by electronic wire transfer in accordance with wiring instructions provided to Tenant by Landlord from time to time."

            7. Earnout Disbursement. Article 2 of the Lease is hereby amended to add the following Section 2.9:

               2.9 Manlius Earnout Disbursement. If either [i] Tenant achieves a Portfolio Coverage Ratio (hereinafter defined) of not less than
               1.35 to 1.00 for four consecutive quarters during the first 24 months after the Effective Date of this Second Amendment as evidenced by financial statements satisfactory to Landlord or [ii] a bankruptcy court approves the assumption of this Lease by Tenant, as debtor-in-possession, without an appeal having been taken, whichever of [i] or [ii] occurs first, and provided that the Allocated Lease Amount for the Second Amendment Facilities after payment of the Manlius Earnout Payment is less than 90% of the appraisal value of the Second Amendment Facilities, Landlord shall disburse the Manlius Earnout Amount to Tenant upon Tenant's satisfaction of the following disbursement requirements: [a] Tenant has provided an endorsement to the owner's policy of title insurance issued to Landlord that brings forward the date of the policy to the date of disbursement and that increases the policy amount by the Manlius Earnout Amount; [b] Tenant has provided an amendment to the Letter of Credit by which the amount of the Letter of Credit is increased to equal 2.5% of the Allocated Lease Amount for the Second Amendment Facilities, including the Manlius Earnout Amount; [c] Tenant has paid all of Landlord's reasonable out-of-pocket expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the Manlius Earnout Amount; [d] no uncured Event of Default exists under this Lease and no event has occurred which, with the giving of notice, the passage of time or both, would constitute an Event of Default; and [e] no material adverse change in the condition of Landlord or the Leased Property exists. For purposes of this
               Section 2.9, the calculation of the Portfolio Coverage Ratio shall be made as if the Manlius Earnout Amount was included in the Lease Amount at the commencement of the period of four consecutive quarters for which the calculation is being made. Landlord shall not be obligated to disburse the Manlius Earnout Amount if Tenant does not satisfy the foregoing disbursement requirements within six months after the Portfolio Coverage Ratio requirement has been satisfied.

            8. Events of Default. Section 8.1 of the Lease is hereby amended in its entirety as follows:

               8.1 Events of Default. The occurrence of any one or more of the following shall be an event of default ("Event of Default") hereunder:

               (a) Tenant fails to pay in full any installment of Rent or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within three business days after Tenant is given written notice of such failure, which written notice shall be given, at Landlord's option, at any time after the expiration of 10 days from the date such payment is due; provided, however, that, if Tenant receives two notices of default during any one year period, regardless of any subsequent cure of such default, thereafter Landlord shall not be obligated to give Tenant written notice of any failure to make any such payments, and it shall be an Event of Default if Tenant fails to pay any installment of Rent or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within 10 days after such payment is due.

               (b) Tenant or Subtenant fails to comply with any covenant set forth in Article 14, Section 15.6, Section 15.7, Section 15.8 or
               Article 20 of this Lease, to the extent such covenant is applicable to such entity.

               (c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot be remedied within 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 90 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of Section 8.1.

               (d) Tenant or Subtenant abandons or vacates any Facility Property or any material part thereof or ceases to do business or ceases to exist for any reason for any one or more days except as a result of condemnation or casualty.

               (e) [i] The filing by Tenant or Subtenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant or Subtenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant or Subtenant; [iv] any assignment by Tenant or Subtenant for the benefit of its creditors; [v] the entry by Tenant or Subtenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant or Subtenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant or Subtenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification). Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if (a) with respect to clauses [i] and [ii], such event occurs on or prior to December 31, 2002 or (b) with respect to clauses [iii], [iv], [v], [vi] or [vii] such event occurs at any time in connection with a bankruptcy action filed on or prior to December 31, 2002.

               (f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant or Subtenant which affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant or Subtenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors occurring after December 31, 2002; [v] Tenant or Subtenant is enjoined, restrained, or in any way prevented by court order (other than ex parte order) from conducting all or a substantial part of its business or affairs at the Leased Property; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days or is not otherwise addressed pursuant to Section 7.3.

               (g) Any material representation or warranty made by Tenant or Subtenant in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other material instrument furnished by Tenant or Subtenant pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

               (h) Tenant, Subtenant or any Affiliate defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or Tenant or any Affiliate receives notice of acceleration of payment in connection with a default under any Material Obligation unless Tenant can demonstrate to Landlord that such acceleration will not cause Tenant to be in violation of Section 15.7, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness and obligations as they may be amended, modified, extended, or renewed from time to time. Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if the event occurs on or prior to December 31, 2002.

               (i) Except as otherwise specifically permitted herein, the assignment, sublease or the occurrence of any other change in Tenant's leasehold interest in any of the Leased Property, which shall not include any change in Tenant's stock ownership.

               (j) The license to operate any Facility for the applicable Facility Use, for the Facility or any other Government Authorization which is material to the operation of such Facility, is canceled, suspended or otherwise invalidated after expiration of any cure or appeal period, notice of impending revocation proceedings is received and Tenant or Subtenant fails to diligently contest such proceeding, or any reduction occurs in the number of licensed beds or units at any Facility in excess of 3%.

               (k) Notwithstanding anything in this Section 8.1 to the contrary, an Event of Default under [i] Section 8.1(b) (but only with respect to Section 15.7); [ii] Section 8.1(c); [iii] Section 8.1(d); [iv] Section 8.1(f) (but only with respect to [v] thereof); or [v] Section 8.1(j) (each a "Potential Event of Default") shall not constitute an Event of Default hereunder unless such Potential Event of Default negatively effects 5% or more of the total beds at the Leased Property. If the Potential Event of Default negatively effects less than 5% of the total beds at the Leased Property, then Tenant shall have 90 days (in addition to any cure period set forth above) after the occurrence of the Potential Event of Default to cure such Potential Event of Default. If such Potential Event of Default is not cured within said 90-day period, then Tenant shall be obligated within 12 months thereafter to either [i] provide a substitute property for that portion of the Leased Property that caused the Potential Event of Default, which substitute property shall satisfy all of the Landlord's underwriting requirements, in Landlord's sole discretion, or [ii] acquire that portion of the Leased Property which caused the Potential Event of Default at a price equal to the greater of Fair Market Value, as determined pursuant to
               Section 13.3 hereof or the Allocated Lease Amount for the Facility plus 10% of the Allocated Lease Amount. The terms and conditions set forth in Section 13.4 hereof shall apply to any closing.

            9. Remedies. Section 8.2(g) and (h) of the Lease are hereby amended in their entirety as follows:

               (g) With respect to the Collateral or any portion thereof and Landlord's security interest therein, Landlord may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code as adopted in the State. Landlord may sell the Collateral by public or private sale upon 10 days notice to Tenant or Subtenant. Tenant and Subtenant agree that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Landlord, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

               (h) Landlord may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Secured Obligations unless prohibited by law. Tenant and Subtenant appoint Landlord or its designee as attorney for Tenant and Subtenant with power [i] to receive, to endorse, to sign and/or to deliver, in Tenant's or Subtenant's name or Landlord's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's or Subtenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Landlord shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers provided Landlord's exercise of such power is commercially reasonable. At Landlord's option, Tenant and Subtenant shall [i] provide Landlord a full accounting of all amounts received on account of Receivables with such frequency and in such form as Landlord may require, either with or without applying all collections on Receivables in payment of the Secured Obligations or [ii] deliver to Landlord on the day of receipt all such collections in the form received and duly endorsed by Tenant or Subtenant, as applicable. At Landlord's request, Tenant and Subtenant shall institute any action or enter into any settlement determined by Landlord to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Landlord may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Landlord, thereby terminating Tenant's and Subtenant's authority to collect Receivables. After terminating Tenant's and Subtenant's authority to enforce or collect Receivables, Landlord shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Landlord shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant's and Subtenant's cost and expense, but on behalf of Landlord and for Landlord's account, Tenant and Subtenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Landlord, but Tenant and Subtenant may commingle such collections with Tenant's and Subtenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Landlord does not assume any of Tenant's or Subtenant's obligations under any

                Receivable, and Landlord shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant or Subtenant.

            10. Negative Covenants. Article 14 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 14 shall be deemed to read "Tenant and/or Subtenant".

            11. Affirmative Covenants. Article 15 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 15 shall be deemed to read "Tenant and/or Subtenant".

            12. Sale of Leased Property. Section 18.4 of the Lease is hereby amended to provide that each reference to "Tenant" in Section 18.4 shall be deemed to read "Tenant and/or Subtenant".

            13. Representations and Warranties. Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date and to provide that each reference to "Tenant" in Article 22 shall be deemed to read "Tenant and/or Subtenant".

            14. Security Interest. Article 24 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 24 shall be deemed to read "Tenant and/or Subtenant".

            15. Notices. Section 25.1 of the Lease is hereby amended to add the following sentence:

                "All notices to Subtenant shall be deemed delivered if they are sent to the address set forth in the Lease for Tenant in accordance with the provisions of Section 25.1.

            16. Waiver. Section 25.8 of the Lease is hereby amended to provide that each reference to "Tenant" in Section 25.8 shall be deemed to read "Tenant and/or Subtenant".

            17. Binding Effect. Section 25.9 of the Lease is hereby amended to provide that each reference to "Tenant" in Section 25.9 shall be deemed to read "Tenant and/or Subtenant".

            18. Waiver of Jury Trial. Section 25.22 of the Lease is hereby amended to provide that each reference to "Tenant" in Section 25.22 shall be deemed to read "Tenant and/or Subtenant".

            19. Consent to Jurisdiction. Section 25.23 of the Lease is hereby amended to provide that each reference to "Tenant" in Section 25.23 shall be deemed to read "Tenant and/or Subtenant".

            20. Subtenant. Section 25.26 is hereby added to the Lease:

                "Subtenant has joined in the execution of this Lease to acknowledge that Subtenant is subject to and bound by the terms of the Lease applicable to Subtenant including, without limitation, the grant of the security interest under Article 24.

            21. Legal Description. Exhibit A of the Lease is hereby amended by the addition of Exhibit A-40 through Exhibit A-42 hereto.

            22. Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibit B-40 through Exhibit B-42 hereto.

            23. Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

            24. Government Authorizations; Zoning Permits. Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

            25. Affirmation. Except as specifically modified by this Second Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            26. Binding Effect. This Second Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            27. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            28. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:   HEALTH CARE REIT, INC.

Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ------------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                 Title: VP & Corp. Secretary
                                                       ------------------------
Signature /s/ Kathleen A. Sullivan
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------

Signed and acknowledged in the presence of:   HCRI INDIANA PROPERTIES, LLC

                                              By: Health Care REIT, Inc.
                                                  Member

Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ----------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                   Title: VP & Corp. Secretary
Signature /s/ Kathleen A. Sullivan                       ----------------------
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------

Signed and acknowledged in the presence of:   HCRI NORTH CAROLINA PROPERTIES,
                                              LLC

                                              By: Health Care REIT, Inc.
                                                  Member


Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ----------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                   Title: VP & Corp. Secretary
Signature /s/ Kathleen A. Sullivan                       ----------------------
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------

Signed and acknowledged in the presence of:   HCRI TENNESSEE PROPERTIES, INC.

Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ----------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                   Title: VP & Corp. Secretary
Signature /s/ Kathleen A. Sullivan                       ----------------------
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------
                                      S-1

Signed and acknowledged in the presence of:   HCRI TEXAS PROPERTIES, LTD.

                                              By: Health Care REIT, Inc.
                                                  General Partner

Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ----------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                   Title: VP & Corp. Secretary
Signature /s/ Kathleen A. Sullivan                       ----------------------
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------

Signed and acknowledged in the presence of:   HCRI WISCONSIN PROPERTIES, LLC

                                              By: Health Care REIT, Inc.
                                                  Member

Signature /s/ Rita J. Rogge                   By:/s/ Erin C. Ibele
         ----------------------------------      ----------------------------
Print Name Rita J. Rogge
          ---------------------------------
                                                   Title: VP & Corp. Secretary
Signature /s/ Kathleen A. Sullivan                       ----------------------
         ----------------------------------
Print Name Kathleen A. Sullivan
          ---------------------------------

Signed and acknowledged in the presence of:   ALTERRA HEALTHCARE CORPORATION

Signature /s/ Eric Jones                      By:/s/ Kristin A. Ferge
         ----------------------------------      ----------------------------
Print Name Eric Jones
          ---------------------------------
                                                   Title: VP
Signature /s/ Mary J. Quinnt                             ----------------------
         ----------------------------------
Print Name Mary J. Quinnt
          ---------------------------------
                                              Tax I.D. No.: 39-1771281
                                                           --------------------

Signed and acknowledged in the presence of:   MANLIUS CLARE BRIDGE OPERATOR,
                                              INC.

Signature /s/ JC Hansen                       By:/s/ Colleen Endsley
         ----------------------------------      ----------------------------
Print Name JC Hansen
          ---------------------------------
                                                   Title: President
Signature /s/ Mary J. Quinnt                             ----------------------
         ----------------------------------
Print Name Mary J. Quinnt
          ---------------------------------
                                              Tax I.D. No.: 16-1564848
                                                           --------------------
                                      S-2

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of
January,      2002 by Erin C. Ibele,             the VP & Corp. Secretary
-------------         -------------------------      -------------------------
of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 8/26/05
                      ---------------------                              [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of
January,         2002 by Erin C. Ibele,          the VP & Corp. Secretary
---------------          ----------------------      -------------------------
of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 8/26/05                                           [SEAL]
                      ---------------------

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of
January,         2002 by Erin C. Ibele,          the VP & Corp. Secretary
---------------          ----------------------      -------------------------
of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires:8/26/05                                            [SEAL]
                      ---------------------

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of January, 2002 by Erin C. Ibele, the VP & Corp. Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of January, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 24 day of January, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

STATE OF Wisconsin        )
                          ) SS:
COUNTY OF Milwaukee       )

            The foregoing instrument was acknowledged before me this 19 day of December, 2001 by Kristin A. Ferge, the VP of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                              /s/ JC Hansen
                                              ----------------------------------
                                              Notary Public

My Commission Expires: 5/26/02                                            [SEAL]
                       --------------------

STATE OF Wisconsin        )
                          ) SS:
COUNTY OF Milwaukee       )

            The foregoing instrument was acknowledged before me this ___ day of December, 2001 by Colleen Endsley, the President of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

                                              /s/ Geri Krupp-Gordon
                                              ----------------------------------
                                              Notary Public

My Commission Expires: Permanent                                          [SEAL]
                       --------------------

THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

                         EXHIBIT A-40: LEGAL DESCRIPTION

                            Clare Bridge of Hamilton

All the real property located in the Township of Hamilton, County of Mercer, State of New Jersey and more particularly described as follows:

Beginning at a point in the easterly line of Whitehorse-Mercerville Road (variable width right-of-way), said point being distant 40.00 feet eastwardly as measured radially to the centerline thereof, said point of beginning being distant 917.90 feet as measured in a northerly direction along the said easterly line of Whitehorse-Mercerville Road from the point of intersection of the westerly prolongation of the northerly line of Cypress Lane (60 foot right-of-way) with the southerly prolongation of the easterly line of Whitehorse-Mercerville Road, said point being marked by a concrete monument and running; thence

(1) Northeastwardly, along the easterly line of Whitehorse-Mercerville Road, parallel with and distant 40.00 feet eastwardly as measured radially to the centerline thereof, along an arc having a radius of 1,472.69 feet and curving to the left a distance of 137.08 feet, the chord of said curve bearing North 15 degrees 28 minutes 36 seconds East, 137.04 feet to a point of tangency therein, said point of tangency being marked by an iron pin; thence

(2) North 12 degrees 48 minutes 30 seconds East, 330.76 feet still along the easterly line of Whitehorse-Mercerville Road, parallel with and distant
      40.00 feet eastwardly as measured at right angles to the centerline thereof, to a point in the southerly line of lands now or formerly of P A C T (Tax Atlas Lot 1255 Block 2167) said point being marked by a concrete monument; thence

(3) South 55 degrees 05 minutes 57 seconds East, 314.71 feet along the southerly line of lands of the said P A C T to a point, said point being the southeasterly corner thereof; thence

(4) North 37 degrees 28 minutes 10 seconds East, 161.32 feet along the easterly line of lands of the said P A C T to a point in the southerly line of lands now or formerly of Meyer Gold and of Marie Abrahamsen (Tax Atlas Lot 1256, Block 2167), said point being marked by a concrete monument; thence

(5) South 52 degrees 31 minutes 50 seconds East, 283.58 feet along the southerly line of lands of the said Meyer Gold and Marie Abrahamsen (Tax Atlas Lot 1256, Block 2167) to a point in the westerly line of lands now or formerly of Bouquet Hamilton Associates (Tax Atlas Lot 3, Block 2167) said point being marked by an iron pin; thence

(6) South 33 degrees 44 minutes 44 seconds West, 440.71 feet along the westerly line of lands of the said Bouquet Hamilton Associates to a point, said point being the northwesterly corner of lands nor or formerly of Society Hill at Hamilton Condominium Association (Tax Atlas Lot 818, Block 2167, said point being marked by an iron pin; thence)

(7) South 28 degrees 41 minutes 30 seconds West, 9.53 feet along the westerly line of lands of the said Society Hill at Hamilton Condominium Association to a point therein, said point being the northeasterly corner of lands now or formerly of the aforesaid Honesto N. Poblete and Estrella M. Poblete, husband and wife (Tax Atlas Lot 1252, Block 2167), said point being marked by an iron pin; thence

(8) North 71 degrees 51 minutes 31 seconds West, 464.93 feet along the northerly line of lands of the said Honesto N. Poblete and Estrella M. Poblete (Tax Atlas Lot 1252, Block 2167) and beyond to the point and place of Beginning.

NOTE FOR INFORMATION: The land is commonly known as Lot(s) 1253 & 1254 in Block 2167 on the Tax Map of the Township of Hamilton, County of Mercer.

                         EXHIBIT A-41: LEGAL DESCRIPTION

                             Clare Bridge of Manlius

ALL THAT TRACT OR PARCEL OF LAND, in the Town of Manlius, County of Onondaga and State of New York being part of Farm Lot No. 75 in said Town, being part of lands conveyed by Garden Park Associates to Turnwood Development Corp. by deed dated November 16, 1995 and recorded in Onondaga County Clerk's Office November 17, 1995 in Book 4041 of Deeds at Page 302, and being more particularly described as follows:

Beginning at a point of intersection of the southwesterly boundary of Highbridge Street with the southerly boundary of Dartmoor Crossing, said point also being
S. 35 degrees 34' 10" E. a distance of 62.75 feet along said southwesterly boundary of Highbridge Street from its intersection of the southerly boundary of lands conveyed by Lawrence R. and Iona F. Parker to Iona G. Parker by deed dated June 8, 1973 and recorded in Onondaga County Clerk's Office June 20, 1973 in Book 2504 of Deeds at Page 693, running thence S. 35 degrees 34' 10" E along said southwesterly boundary of Highbridge Street, a distance of 48.05 feet to an angle point therein; thence S. 39 degrees 02' 00" E continuing along said southwesterly boundary of Highbridge Street, a distance of 292.91 feet to a point therein; thence through said lands conveyed to Turnwood Development Corp. the following courses and distances: 1) northwesterly, westerly and southwesterly following a small curve to the left, having a radius of 25.00 feet, an arc distance of 39.27 feet to a point of tangency; 2) S 50 degrees 58' 00" W. 24.77 feet to a point of curvature; 3) southwesterly and southerly following a curve to the left, having a radius of 120.00 feet, an arc distance of 62.83 feet to a point of tangency; 4) S 20 degrees 58' 00" W, 67.53 feet to a point of curvature; 5) southerly and southeasterly following a small curve to the left, having a radius of 25.00 feet, an arc distance of 22.83 feet to a point of reverse curvature; 6) southeasterly, southerly, southwesterly, westerly and northwesterly following a curve to the right, having a radius of 65.00 feet, an arc distance of 225.68 feet to a point; 7) S. 77 degrees 33' 50" W, 70.00 feet; 8) N 68 degrees 36' 30" W, 294.80 feet to a point in a westerly boundary of said lands conveyed to Turnwood Development Corp.; thence N 06 degrees 31' 55" E along said westerly boundary of lands conveyed to Turnwood Development Corp., a distance of 133.00 feet to a Power Pole No. 909 at the northeasterly corner of lands conveyed by Louis H. Parker to M. Daniel Ianuzi, by deed dated July 11, 1956 and recorded in Onondaga County Clerk's Office July 31, 1956 in Book 1819 of Deeds at Page 211; thence N 06 degrees 46' 01" E continuing along said westerly boundary of lands conveyed to Turnwood Development Corp., a distance of 127.32 feet to a point in the aforementioned southerly boundary of Dartmoor Crossing; thence easterly along said southerly boundary of Dartmoor Crossing, following a curve to the left, having a radius of 507.60 feet, an arc distance of 28.02 feet to a point of tangency therein; thence N. 71 degrees 27' 40" E continuing along said southerly boundary of Dartmoor Crossing, a distance of 322.26 feet to the point of beginning.

                         EXHIBIT A-42: LEGAL DESCRIPTION

                            Clare Bridge of Middleton

LOT ONE (1), CERTIFIED SURVEY MAP NO. 6238 RECORDED IN VOLUME 30 OF CERTIFIED SURVEY MAPS OF DANE COUNTY, WISCONSIN, PAGE 106, AS DOCUMENT NUMBER 2229621, CITY OF MIDDLETON, DANE COUNTY, WISCONSIN, BEING A PART OF A RE-DIVISION OF LOT 164, WYDOWN ADDITION TO STONEFIELD VILLAGE, PART OF THE NORTHWEST 1/4 OF SECTION 13, TOWNSHIP 7 NORTH, RANGE 8 EAST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHERLY MOST CORNER OF LOT 164, WYDOWN ADDITION TO STONEFIELD VILLAGE, RECORDED IN VOLUME 56-66A, PAGES 192 & 193 OF PLATS, DANE COUNTY REGISTRY; THENCE SOUTH 60 degrees 59' 56" WEST, 161.10 FEET; THENCE SOUTH 52 degrees 22' 23" WEST, 214.98 FEET; THENCE SOUTH 43 degrees 42' 00" WEST,
87.18 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 46 degrees 17' 21" EAST,
192.14 FEET; THENCE SOUTH 00 degrees 06' 42" WEST, 145.02 FEET; THENCE NORTH
89 degrees 52' 22" WEST, 264.65 FEET; THENCE NORTH 00 degrees 06' 42" EAST,
150.00 FEET; THENCE ON A CURVE TO THE LEFT, HAVING A RADIUS OF 495.00 FEET, A BEARING OF NORTH 46 degrees 52' 15" EAST AND A CHORD OF 54.74 FEET; THENCE NORTH 43 degrees 42' 00" EAST, 124.19 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 255-0708-132-6924-2

                       EXHIBIT B-40: PERMITTED EXCEPTIONS

                            Clare Bridge of Hamilton

1. Easements, encroachments, overlaps, boundary line disputes or other matters affecting title which a survey would disclose, and which are not shown by the public record.

2. Subsurface conditions and/or encroachments not disclosed by an instrument of record.

3. Possible additional taxes assessed and/or levied under N.J.S.A. 54:4-63.1, et seq.

4.    Lien for taxes not yet due and payable.

5. Servitude to the public in and to so much of the subject lands that lie within the documented right of way of the public road known as Whitehorse-Mercerville Road.

6. Ordinance No. 81-051, adopted July 28, 2001, providing the future assessment of the subject lands for Pond Run Sewer.

7. Twenty foot wide easement in Deed Book 2216, page 910 and Deed Book 2258, page 362 as modified by Deed Book 3209, page 268.

8.    Rights of tenants in possession, as tenants only, if any.

                       EXHIBIT B-41: PERMITTED EXCEPTIONS

                             Clare Bridge of Manlius

1.    Taxes and assessments not yet due and payable.

2. Easement granted to Central New York Power Corporation and recorded in Book 1407 of Deeds at page 194 on September 29, 1949.

3. Underground line easement granted to Niagara Mohawk Power Corporation, New York Telephone Co. and Syracuse New Channels TV Corp. and recorded in Book 3833 of Deeds at page 311 on March 24, 1993.

4. Easement granted to New York Telephone Company and recorded in Book 3847 of Deeds at page 39 on May 26, 1993.

5. Survey of land including the premises made by Alfred N. Ianuzi, Jr., Licensed Surveyor No. 37719, dated February 25, 1997 with the most recent revision dated December 5, 2001, showing the improvements within the lines of the premises. Said survey also shows the location of the easements affecting the premises.

6. Utility easement granted to Niagara Mohawk Power Corporation and New York Telephone Company d/b/a Nynex and recorded in Book 4196 of Deeds at page 287 on November 7, 1997.

7. Right of way granted to Town of Manlius and recorded in Book 4206 of Deeds at page 165 on December 23, 1997.

8. Right of way granted to Town of Manlius, the Midtown Water District and the Onondaga County Water Authority and recorded in Book 4186 of Deeds at page 78 on September 24, 1997.

9. Right of way and easement granted to Town of Manlius and recorded in Book 4190 of Deeds at page 177 on October 14, 1997.

10. Easement granted to Onondaga County Water Authority and recorded in Book 4186 of Deeds at page 73 on September 24, 1997.

                       EXHIBIT B-42: PERMITTED EXCEPTIONS

                            Clare Bridge of Middleton

1.    Taxes for the year 2001 and subsequent years, not now due and payable.

2.    Special taxes or assessments, if any, none now due and payable.

3. Rights or claims, if any, of tenant(s) in possession under unrecorded lease(s).

4. Title to any equipment, fixtures, appliances, tanks, machinery or installations, except such as is finally determined to be part of the insured premises.

5. Rights of the public in that portion of the insured premises which may be laid out or used for roadway purposes.

6. Utility Easements as set forth on the recorded plat of Wydown Addition to Stonefield Village.

7. Notations and restrictions as set forth on the recorded plat of Wydown Addition to Stonefield Village and recorded Certified Survey Map No. 5575, said certified survey map being recorded as Document Number 2089703.

8.    Notations as set forth on recorded Certified Survey Map No. 6238, stating:

      a. Arrows indicated the direction of drainage during grading. Drainage patterns shall be maintained by lot owner unless modified with the approval of the city engineer.

      b.    Thirty (30) foot Storm Sewer Easement.

      c.    Twelve (12) foot Utility Easement.

9. Agreement contained in instrument recorded June 27, 1988 in the Office of the Register of Deeds for Dane County, Wisconsin in Volume 11612 of Records, Page 83 as Document Number 2089350.

10. Affidavit contained in instrument recorded December 11, 1989 in the Office of the Register of Deeds for Dane County, Wisconsin in Volume 13635 of Records, Page 87 as Document Number 2176023.

11. Right of Way granted to Madison Gas and Electric Company and conditions as set forth in instrument recorded January 29, 1991 in the Office of the Register of Deeds for Dane County, Wisconsin as Document Number 2244016.

12. All matters shown, including the encroachment (1.3 feet) of building into building setback area, on Plat of Survey by Daniel V. Birrenkott, dated December 4, 2001 and bearing Job No. 001030A.

                         EXHIBIT C: FACILITY INFORMATION

                                                                                      FACILITY TYPE (PER LICENSE)
         FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT            BEDS/UNITS
------------------------------------------                 ----------------------     ---------------------------
1.      Clare Bridge of Asheville                                $3,692,675           Assisted Living
        4 Walden Ridge Drive                                                          38 beds
        Asheville, NC  28803                                                          34 units
        Buncombe County

2.      Sterling House of Bartlesville                           $1,480,000           Assisted Living
        5420 S.E. Adams Blvd.                                                         39 beds
        Bartlesville, OK  74006                                                       39 units
        Washington County

3.      Clare Bridge of Bradenton                                $3,550,000           Assisted Living
        6101 Pointe W Blvd.                                                           40 beds
        Bradenton, FL  34209                                                          34 units
        Manatee County

4.      Sterling House of Canton                                 $2,398,100           Assisted Living
        1119 Perry Drive N.W.                                                         42 beds
        Canton, OH  44708                                                             42 units
        Stark County

5.      Sterling House of Cedar Hill                             $1,661,000           Assisted Living
        602 E. Beltline Road                                                          60 beds
        Cedar Hill, TX  75104                                                         50 units
        Dallas County

6.      Sterling House of Chickasha                              $1,480,000           Assisted Living
        801 Country Club Road                                                         39 beds
        Chickasha, OK  73018                                                          39 units
        Grady County

7.      Sterling House of Claremore                              $1,582,500           Assisted Living
        1605 N. Highway 88                                                            43 beds
        Claremore, OK  74017                                                          43 units
        Rogers County

8.      Sterling House of Clarksville                            $2,622,279           Assisted Living
        2183 Memorial Drive                                                           49 beds
        Clarksville, TN  37043                                                        49 units
        Montgomery County

9.      Sterling House of Columbia                               $2,635,620           Assisted Living
        5011 Trotwood Avenue                                                          49 beds
        Columbia, TN  38401                                                           49 units
        Maury County

10.     Sterling House of Desoto                                 $1,595,000           Assisted Living
        747 W. Pleasant Run                                                           60 beds
        Desoto, TX  75115                                                             50 units
        Dallas County

11.     Sterling House of Duncan                                 $1,450,000           Assisted Living
        915 Plato Road                                                                39 beds
        Duncan, OK  73533                                                             39 units
        Stephens County

12.     Sterling House of Edmond                                 $1,739,000           Assisted Living
        116 W. Danforth Road                                                          43 beds
        Edmond, OK  73003                                                             43 units
        Oklahoma County

                                                                                      FACILITY TYPE (PER LICENSE)
         FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT            BEDS/UNITS
-------------------------------------------                ----------------------     ---------------------------
13.     Sterling House of Enid                                   $1,480,000           Assisted Living
        4613 W. Willow Road                                                           39 beds
        Enid, OK  73703                                                               39 units
        Garfield County

14.     Clare Bridge of Everett                                  $6,876,202           Assisted Living
        2015 Lake Heights Drive                                                       52 beds
        Everett, WA  98208                                                            46 units
        Snohomish County

15.     Clare Bridge of Manlius                                  $4,372,100           Private Proprietary Adult Home
        5125 Highbridge Street                                                        52 beds
        Fayetteville, NY  13066                                                       46 units
        Onondaga County

16.     Sterling House of Findlay                                $2,000,000           Assisted Living
        725 Fox Run Road                                                              37 beds
        Findlay, OH  45840                                                            37 units
        Hancock County

17.     Sterling House of Georgetown                             $2,300,000           Assisted Living
        2600 University Drive E                                                       54 beds
        Georgetown, TX  78626                                                         54 units
        Williamson County

18.     Clare Bridge of Hamilton                                 $4,909,400           Assisted Living
        1645 Whitehorse-Mercerville Road                                              50 beds
        Hamilton Township, NJ  08619                                                  44 units
        Mercer County

19.     Sterling House of Lawton                                 $1,600,000           Assisted Living
        6302 W. Lee Road                                                              42 beds
        Lawton, OK  73505                                                             42 units
        Comanchie County

20.     Clare Bridge of Middleton                                $4,426,700           Community Based Residential
        6701 Stonefield Road                                                          28 beds
        Middleton, WI  53562                                                          28 units
        Dane County

21.     Sterling House of Midwest City                           $1,480,000           Assisted Living
        615 W. Blue Ridge Drive                                                       39 beds
        Midwest City, OK  73110                                                       39 units
        Oklahoma County

22.     Sterling House of Muskogee                               $1,582,500           Assisted Living
        3211 E. Chandler Road                                                         43 beds
        Muskogee, OK  74403                                                           43 units
        Muskogee County

23.     Sterling House of Norman                                 $1,539,000           Assisted Living
        1701 Alameda Street                                                           39 beds
        Norman, OK  73071                                                             39 units
        Cleveland County

24.     Sterling House of N. Augusta                             $2,890,000           Assisted Living
        105 N. Hills Drive                                                            52 beds
        N. Augusta, SC  29841                                                         52 units
        Aiken County

25.     Sterling House of N. Oklahoma City                       $1,595,000           Assisted Living
        2435 N.W. 122nd Street                                                        43 beds
        N. Oklahoma City, OK  73120                                                   43 units
        Oklahoma County

                                                                                      FACILITY TYPE (PER LICENSE)
         FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT            BEDS/UNITS
------------------------------------------                 ----------------------     ---------------------------
26.     Clare Bridge of Oklahoma City                            $3,200,000           Assisted Living
        12401 Dorset Drive                                                            38 beds
        Oklahoma City, OK  73120                                                      34 units
        Oklahoma County
        (Still in retainage)

27.     Sterling House of Oklahoma City                          $1,480,000           Assisted Living
        2500 S.W. 89th Street                                                         39 beds
        Oklahoma City, OK  73159                                                      39 units
        Oklahoma County

28.     Sterling House of Owasso                                 $1,595,000           Assisted Living
        12807 E. 86th Place N.                                                        43 beds
        Owasso, OK  74055                                                             43 units
        Tulsa County

29.     Sterling House of Palestine                              $1,582,500           Assisted Living
        101 Trinity Court                                                             43 beds
        Palestine, TX  75801                                                          43 units
        Anderson County

30.     Sterling House of Piqua                                  $2,120,000           Assisted Living
        1744 W. High Street                                                           37 beds
        Piqua, OH  45356                                                              37 units
        Miami County

31.     Sterling House of Ponca City                             $1,650,000           Assisted Living
        1500 E. Bradley Avenue                                                        39 beds
        Ponca City, OK  74604                                                         39 units
        Kay County

32.     Clare Bridge of Salem                                    $5,620,298           Assisted Living
        1355 Boone Road S.E.                                                          60 beds
        Salem, OR  97306                                                              60 units
        Marion County

33.     Clare Bridge of Sarasota                                 $3,650,000           Assisted Living
        8450 McIntosh Road                                                            38 beds
        Sarasota, FL  34238                                                           34 units
        Sarasota County

34.     Sterling House of Shawnee                                $1,480,000           Assisted Living
        3947 Kickapoo                                                                 39 beds
        Shawnee, OK  74804                                                            39 units
        Pottowatomie County

35.     Sterling House of Stillwater                             $1,480,000           Assisted Living
        1616 McElroy Road                                                             39 beds
        Stillwater, OK  74075                                                         39 units
        Payne County

36.     Sterling House of Texarkana                              $1,595,000           Assisted Living
        4204 Moores Lane                                                              60 beds
        Texarkana, TX  75503                                                          50 units
        Bowie County

37.     Sterling House of Troy                                   $2,200,000           Assisted Living
        81 S. Stanfield Road                                                          37 beds
        Troy, OH 45373                                                                37 units
        Miami County

38.     Alterra Clare Bridge Cottage of Valparaiso               $3,070,000           Residential Care
        2501 Valparaiso St.                                                           36 beds
        Valparaiso, IN  46383                                                         32 units
        Porter County

                                                                                      FACILITY TYPE (PER LICENSE)
         FACILITY NAME/ADDRESS                             ALLOCATED LEASE AMOUNT            BEDS/UNITS
---------------------------------------------------        ----------------------     ---------------------------

39.     Alterra Sterling House of Valparaiso                     $  2,670,000         Residential Care
        2601 Valparaiso St.                                                           42 beds
        Valparaiso, IN  46383                                                         42 units
        Porter County

40.     Alterra Clare Bridge Cottage of Vero Beach               $  3,450,000         Residential Care
        420 4th Court                                                                 36 beds
        Vero Beach, FL  32962                                                         32 units
        Indian River County

41.     Alterra Sterling House of Vero Beach                     $  3,560,000         Residential Care
        410 4th Court                                                                 42 beds
        Vero Beach, FL  32962                                                         42 units
        Indian River County

42.     Sterling House of Waxahachie                             $  1,582,500         Assisted Living
        2250 Brown Street                                                             60 beds
        Waxahachie, TX  75165                                                         50 units
        Ellis County

43.     Clare Bridge of Wilmington                               $  3,200,939         Assisted Living
        3501 Converse Drive                                                           38 beds
        Wilmington, NC  28403                                                         34 units
        New Hanover County
                                                                 ------------
                                               TOTAL             $108,123,313
                                                                 ============

                      EXHIBIT G: GOVERNMENT AUTHORIZATIONS
                         TO BE OBTAINED; ZONING PERMITS

Government Authorizations:

Zoning: